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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2002
                                                          ---------------



                               THE SCOTTS COMPANY
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                       1-13292                 31-1414921
------------------------------     ------------------      ---------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                 Number)            Identification No.)



                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO         43041
            -------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (937) 644-0011
                                                          --------------











                         Index to Exhibits is on Page 3.


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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99       Press Release issued August 21, 2002

Item 9.       Regulation FD Disclosure

              On August 21, 2002, The Scotts Company issued a press release announcing that the Hagedorn Partnership, L.P. exercised warrants for 1,140,750 common shares of Scotts on a cashless basis. The Hagedorn Partnership received 467,092 common shares of Scotts on a net basis and has remaining warrants for 1,792,608 common shares of Scotts, which are exercisable on, or prior to, November 19, 2003. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SCOTTS COMPANY



Date:  August 22, 2002         By: /s/ David M. Aronowitz
                                  ---------------------------------------------
                                  David M. Aronowitz, Executive Vice President, General Counsel and Secretary
































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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number            Description
--------------            -----------

99                        Press Release issued August 21, 2002




















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